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                                                                EXHIBIT 4(a)(ii)


                              CERTIFICATE OF TRUST

                                       OF

                         GENERAL MOTORS CAPITAL TRUST G


         This Certificate of Trust of General Motors Capital Trust G (the "Trust") dated April 11, 1997, is hereby duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, John D. Finnegan, Walter G. Borst and Martin I. Darvick, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et. seq.)

         1. Name. The name of the business trust formed hereby is General Motors Capital Trust G.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware, is Wilmington Trust Company, 1100 N. Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3.   This Certificate of Trust shall be effective on April 11, 1997.

         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.


                                        WILMINGTON TRUST COMPANY,
                                        as Trustee

                                        /s/ Emmett R. Harmon
                                        ---------------------------------
                                        Name:   Emmett R. Harmon
                                        Title:      Vice President

                                        /s/ John D. Finnegan
                                        ---------------------------------
                                        JOHN D. FINNEGAN, as Trustee

                                        /s/ Walter G. Borst
                                        ---------------------------------
                                        WALTER G. BORST, as Trustee

                                        /s/ Martin I. Darvick
                                        ---------------------------------
                                        MARTIN I. DARVICK, as Trustee